SCHEDULE 14C INFORMATION

INFORMATION STATEMENT
PURSUANT TO SECTION 14 (C)
OF THE
SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

☐	Definitive Information Statement

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Youngevity International, Inc.
2400 Boswell Road
Chula Vista, CA 91914
(619) 934-3980

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Youngevity International, Inc.:

This Information Statement is furnished to the stockholders of Youngevity International, Inc., a Delaware corporation (“YGYI” or the “Company”), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock (see attached Exhibit A ) authorizing our board of directors, to amend (X) our Certificate of Incorporation to effectuate: (i) a reverse stock split (the “Reverse Split”) of the issued and outstanding shares of common stock at a ratio to be determined in the discretion of our board of directors within a range of one share of common stock for every fifteen (15) to twenty-five (25) shares of common stock (the “Reverse Split”); (ii) a decrease in the number of shares of (a) common stock authorized from 600,000,000 to 50,000,000 and (b) preferred stock authorized from 100,000,000 to 5,000,000 (the “Decrease”); concurrently with the Reverse Split; and (Y) our 2012 Stock Option Plan (the “Plan”) to increase the number of shares of common stock available for grant and to expand the types of awards available for grant (the “Plan Amendments”).

On February 23, 2017, we obtained the approval of the Reverse Split, the Decrease and the Plan Amendments by written consent of stockholders that are the record owners of 282,556,250 shares of common stock which represent an aggregate of 282,556,250 votes or approximately 71.9% of the voting power as of February 23, 2017.  The Reverse Split, the Decrease and the Plan Amendments cannot be effected, until 20 days after the mailing of this Information Statement. The Reverse Split and Decrease will be effected by the filing of an amendment to the Certificate of Incorporation with Secretary of State of the State of Delaware.   A copy of the Certificate of Amendment that will be filed to effect the Reverse Split and the Decrease is attached to this Information Statement as Exhibit A.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy; please do not send us one.

Only stockholders of record at the close of business on February 23, 2017 shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about March 20, 2017.

The accompanying Information Statement is for information purposes only.  Please read it carefully.

The Information Statement serves as notice of the foregoing action pursuant to the Written Consent in accordance with Section 228 of the Delaware Law. The close of business on February 23, 2017 is the record date (the “Record Date”) for the determination of the holders of our common stock entitled to receive the Information Statement. As of February 23, 2017, we had 600,000,000 shares of our common stock authorized and 392,698,557 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder thereof to one vote on matters submitted for approval to the holders of our common stock.

By Order of the Board of Directors,

/s/ Stephan Wallach
Stephan Wallach
Chairman and Chief Executive Officer

Chula Vista, California
March 9, 2017

This Information Statement is being furnished to all holders of our common stock as of February 23, 2017 in connection with the action taken by written consent of holders of approximately 71.9% of our outstanding voting power to authorize the board of directors to effectuate, the Reverse Split, Decrease and the Plan Amendments.

ITEM 1.

INFORMATION STATEMENT

This Information Statement is furnished to the stockholders of Youngevity International, Inc., a Delaware corporation (“YGYI” or the “Company”), in connection with our prior receipt of approval by written consents, in lieu of a special meeting, of the holders of a majority of our voting stock authorizing our board of directors, to amend (X) our Certificate of Incorporation to effectuate: (i) a reverse stock split (the “Reverse Split”) of the issued and outstanding shares of common stock at a ratio to be determined in the discretion of our board of directors within a range of one share of common stock for every fifteen (15) to twenty-five (25) shares of common stock; (ii) a decrease in the number of shares of (a) common stock authorized from 600,000,000 to 50,000,000; (b) preferred stock authorized from 100,000,000 to 5,000,000 (the “Decrease”); concurrently with the Reverse Split; and (Y) our 2012 Stock Option Plan (the “Plan”) to increase the number of shares of common stock available for grant and to expand the types of awards available for grant (the “Plan Amendments”). On February 23, 2017, we obtained the approval of the Reverse Split, Decrease and Plan Amendments by written consent of the stockholders that are the record owners of 282,556,250 shares of common stock or approximately 71.9 % of the voting power as of February 23, 2017.

The Reverse Split, Decrease and Plan Amendments cannot be effectuated until 20 days after the mailing of this Information Statement. The Reverse Split and Decrease will be effected by the filing of an amendment to our Certificate of Incorporation with Secretary of State of the State of Delaware with respect to the Reverse Split and the Decrease.  A copy of the Certificate of Amendment that will be filed to effect the Reverse Split and the Decrease is attached to this Information Statement as Exhibit A.  A copy of the Plan as amended and restated is attached to this Information Statement as Exhibit B.

The date on which this Information Statement will be sent to stockholders will be on or about March 20, 2017, and it is being furnished to all holders of our common stock and preferred stock on record as of February 23, 2017.

The board of directors and persons owning a majority of our outstanding voting securities, have unanimously adopted, ratified and approved the proposed actions.  No other votes are required or necessary.

The Quarterly Report on Form 10-Q for quarterly period ended September 30, 2016 and the Annual Report on Form 10-K for the year ended December 31, 2015, and any reports on Form 8-K filed by us during the past year with the Securities and Exchange Commission (the “SEC”) may be viewed on the SEC’s web site at www.sec.gov in the Edgar Archives.

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices at (619) 934-3980. If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

VOTE REQUIRED

A vote by the holders of at least a majority of the Company’s outstanding votes is required pursuant to our Bylaws and the Delaware General Corporation Law (the “DGCL”) to effect the Reverse Split and the Decrease and is a condition for favorable securities law and tax treatment under applicable Internal Revenue Code rules and regulations laws for the Plan Amendments. The Company’s Certificate of Incorporation does not authorize cumulative voting. As of the record date, the Company had 392,698,557 voting shares of common stock issued and outstanding and 161,135 shares of Series A convertible preferred stock issued and outstanding.  The Series A convertible preferred stock is non-voting.  196,348,029 votes are required to pass each of the Reverse Split, the Decrease and the Plan Amendments. The consenting stockholders are entitled to 282,556,250 votes, which represents approximately 71.9% of the issued and outstanding votes with respect to the Company’s shares of common stock.  The consenting stockholders voted in favor of the amendments to the Company’s Certificate of Incorporation to effectuate the Reverse Split and the Decrease and for the Plan Amendments described herein in a written consent, dated February 23, 2017.

PROPOSAL 1

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO CONDUCT UP TO A ONE-FOR-TWENTY FIVE SHARE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.

Purpose: The Company’s board of directors has unanimously adopted a resolution seeking stockholder approval to authorize the board of directors, to amend the Company’s Certificate of Incorporation to effectuate the Reverse Split upon receipt of all necessary regulatory approvals and the passage of all necessary waiting periods. The Reverse Split would reduce the number of outstanding shares of our common stock but have no effect on the number of outstanding shares of preferred stock; however, the number of shares of common stock into which the preferred stock will convert will decrease. The board of directors had determined that it would be in the Company’s best interests to conduct a reverse split of its common stock at a ratio to be determined in the discretion of our board of directors within a range of one share of common stock for every fifteen (15) to twenty-five (25) shares of common stock and the Company has received the consent of holders of a majority of the voting power of the Company’s securities to authorize the board of directors to conduct the Reverse Split.

The primary purposes of the Reverse Split is to accomplish the following:

a)  increase the per share price of the common stock to help maintain the interest of the markets and investors, to help attract, retain and motivate employees, and to aid in meeting the initial listing requirements of the NASDAQ Capital Markets, and;

b)  reduce the number of outstanding shares of common stock to a level more consistent with other public companies with a similar anticipated market capitalization; and

c)  although there are no immediate plans, understandings, agreements or commitments to issue shares of common stock for any purpose, except to meet existing commitments, provide the management of the Company with additional flexibility to issue shares of common stock to facilitate future stock acquisitions and financings for the Company.

If the Reverse Split successfully increases the per share price of the Company’s common stock, as to which no assurance can be given, the board of directors believes this increase will enable the Company to meet the NASDAQ Capital Markets initial listing requirements.

For the above reasons, the board of directors believes that the Reverse Split is in the best interests of the Company and its stockholders.  There can be no assurance, however, that the Reverse Split will have the desired benefits.

Principal Effects of the Reverse Split

If the board of directors implements the Reverse Split, we will amend the existing provision of our Certificate of Incorporation, relating to our authorized capital to add the following paragraph at the end thereof:

“Upon this Certificate of Amendment to the Certificate of Incorporation, as amended, becoming effective pursuant to the Delaware General Corporation Law (the Effective Time”), every [fifteen (15)] to [twenty-five (25)], as determined by the board of directors shares of common stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (the "Old Common Stock") shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined and changed into one fully paid and non-assessable share of new common stock (the "New Common Stock"). From and after the Effective Time, certificates representing any shares of Old Common Stock shall represent the number of whole shares of New Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment. There shall be no fractional shares issued. A holder of record of common stock on the Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive an amount equal to the fair value thereof, as determined in good faith by the Board of Directors.”

* By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including fifteen (15) and twenty-five (25) into one (1) share. The certificate of amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the board of directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the board of directors will not implement any amendment providing for a different split ratio.

The Reverse Split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. After the Reverse Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Following the effectiveness of any Reverse Split approved by the stockholders and implementation by the board of directors, current stockholders will hold fewer shares of common stock, with such number of shares dependent on the specific ratio for the Reverse Split. For example, if the board of directors approves of a 1-for-15 Reverse Split, a stockholder owning a “round-lot” of 100 shares of common stock prior to the Reverse Split would hold 15 shares of common stock following the Reverse Split. THE HIGHER THE REVERSE RATIO (1-FOR-25 BEING HIGHER THAN 1-FOR-15, FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING STOCKHOLDER, POST REVERSE STOCK SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Reverse Split and the specific Reverse Split ratio to be used, the board of directors will consider primarily the satisfaction of the NASDAQ Capital Markets initial listing requirements. It may also consider, among other things: (i) the market price of the common stock at the time of the Reverse Split; (ii) the number of shares that will be outstanding after the split; (iii) the stockholders’ equity at such time; (iv) the shares of common stock available for issuance in the future; (v) the liquidity of the common stock in the market and the improved liquidity that may result; and (vi) the nature of the Company’s operations. The board of directors maintains the right to elect not to proceed with the Reverse Split if it determines, in its sole discretion, if this proposal is no longer in the best interests of the Company.

Risks Associated with the Reverse Split

There are risks associated with the Reverse Split, including that the Reverse Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

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the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split;
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the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
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the Reverse Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
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the market price per share will either exceed or remain in excess of the minimum bid price as required by NASDAQ Capital Market, or that we will otherwise meet the requirements of NASDAQ Capital Market for initial listing for trading on the NASDAQ Capital Market.

Stockholders should note that the effect of the Reverse Split, if any, upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Reverse Split will be fifteen (15) to twenty-five (25) times, as applicable, the prices for shares of our common stock immediately prior to the Reverse Split. Furthermore, even if the market price of our common stock does rise following the Reverse Split, we cannot assure you that the market price of our common stock immediately after the proposed Reverse Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Split negatively, we cannot assure you that the Reverse Split will not adversely impact the market price of our common stock.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Split or the number of shares outstanding. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split. The total market capitalization of our common stock after implementation of the Reverse Split when and if implemented may also be lower than the total market capitalization before the Reverse Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

While we aim that the Reverse Split will be sufficient to comply with the initial listing requirements of the NASDAQ Capital Markets, it is possible that, even if the Reverse Split results in a bid price for our common stock that exceeds a bid price of $4.00 per share or a closing price of $3.00 per share (the Nasdaq Capital Markets requirement that will most likely be applicable to us), we may not be able to continue to satisfy the other criteria for initial or continued listing of our common stock on NASDAQ Capital Markets. Our common stock currently does not meet the minimum bid or closing price requirements. To have our common stock eligible for initial listing on NASDAQ Capital Markets, we would also need to satisfy additional criteria under at least one of three standards. Under the “Equity Standard Listing Rules,” these criteria require, in addition to the minimum bid or closing price, that:

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we have stockholders’ equity of at least $5 million;
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our public float must consist of at least 1,000,000 shares with a market value of at least $15 million (public float defined under NASDAQ’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);
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there be at least 300 stockholders;
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there be at least three market makers for our common stock; and
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we comply with certain corporate governance requirements.

We believe that we will satisfy all of these other criteria; however, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

We believe that the Reverse Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split, particularly if the share price does not increase as a result of the Reverse Split.

Potential Anti-takeover Effects of a Reverse Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to our Certificate of Incorporation will provide that the number of authorized shares of common stock will be 50,000,000 (assuming that the decrease in the number of authorized shares being proposed is effectuated which is a 1-for-12 ratio as opposed to the Reverse Split which at a minimum will be a 1-for 15 ratio), the Reverse Split, if effected, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our board of directors. A relative increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that our board of directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

However, the board of directors is not aware of any attempt to take control of our business and the board of directors has not considered the Reverse Split to be tool to be utilized as a type of anti-takeover device.

Common Stock

After the effective date of the Reverse Split, each stockholder will own fewer shares of our common stock.  However, following the effective date of the Reverse Split and amendment to our Certificate of Incorporation to reduce the number of authorized shares of common stock and preferred stock we will have authorized 50,000,000 shares of common stock and 5,000,000 shares of preferred stock.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Any additional shares of common stock that would become available for issuance following the Reverse Split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of our common stock and shares of Series A Preferred Stock including any held by our officers and directors, would be adjusted as a result of the Reverse Split. In addition, the number of shares of common stock issuable upon conversion of the convertible notes would also be adjusted as a result of the Reverse Split. In particular, the number of shares issuable upon the exercise or conversion of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Split.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Split at various exchange ratios. The number of shares disclosed in the column “Number of shares of common stock before Reverse Split” reflects the number of shares as of the record date, February 23, 2017. The number of shares disclosed in the column “Number of shares of common stock after Reverse Split” gives further effect to the Reverse Split but does not give effect to any other changes, including any issuance of securities after February 23, 2017 or issuance of additional whole shares in exchange for fractional shares.

	Number of shares of common stock before Reverse Split	Estimated number of shares of common stock after Reverse Split (5)
		Ratio of Reverse Split:
		1:15	1:25
Authorized(1)	600,000,000	50,000,000	50,000,000
Issued and Outstanding	392,698,557	26,179,904	15,707,942
Issuable under Outstanding Warrants	37,988,030	2,532,535	1,519,521
Issuable under Outstanding Stock Options	33,230,000	2,215,333	1,329,200
Issuable Upon Conversion of Series A Preferred Stock (2)	322,270	21,485	12,891
Issuable Upon Conversion of Convertible Notes (3)	34,107,143	2,273,810	1,364,286
Reserved for Issuance(4)	6,300,825	420,055	252,033
Authorized but Unissued(5)	95,353,175	16,356,878	29,814,127
———————

(1)
Assumes that the Authorized Number of shares of common stock has been reduced to 50,000,000. Shares reserved for future issuance under the Company’s existing equity incentive plans, excluding shares issuable under outstanding stock options.

(2)	Each share of Series A convertible preferred stock is non-voting and currently converts into two (2) shares of common stock to shares.
(3)	Based upon convertible notes in the principal amount of $11,937,500 together with accrued interest in the amount of $2,019,194.50, all as of February 23, 2017.
(4)	Shares authorized but unissued represent common stock available for future issuance beyond shares currently outstanding and shares issuable under outstanding stock options.
(5)	The shares presented are an estimate as we do not know the number of fractional share rounding’s that will be required to effectuate the Reverse Split for individual accounts.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates, if Applicable

If the board of directors believes that a Reverse Split is in the best interests of the Company and its stockholders, the board of directors will determine the ratio, within the range approved by the Company’s stockholders, of the Reverse Split to be implemented. The Company will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the board of directors has determined the appropriate effective time for the Reverse Split. The board of directors may delay effecting the Reverse Split without re-soliciting stockholder approval. The Reverse Split will become effective on the effective date set forth in the certificate of amendment. Beginning on the effective date of the Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Split, stockholders will be notified that the Reverse Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, if you are entitled to post-split shares of our common stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. Instead, the Company will pay to each holder otherwise entitled to receive any fractional shares an amount equal to the fair value thereof, as determined in good faith by the Board of Directors. Each common shareholder will hold the same percentage of the outstanding common stock immediately following the Reverse Split as that shareholder did immediately prior to the Reverse Split, and except for minor adjustment due to the treatment of fractional shares.

Effect on Preferred Stock, Convertible Notes and Outstanding Stock Options and Warrants

The Company has 161,135 shares of Series A convertible preferred stock outstanding. Each share of Series A convertible preferred stock is non-voting and currently converts into two (2) shares of common stock. The Series A convertible preferred stock adjust in the case of the Reverse Split; therefore the Series A convertible preferred stock after the Reverse Split will be convertible into a number of shares of common stock as shall equal the quotient derived as follows; preferred stock issuable under conversion times two (2) and then divided by the Reverse Split ratio.

The Company has notes in the aggregate principal amount of $11,937,500.00 outstanding as of February 23, 2017, which notes have accrued interest owed thereon in the amount of $2,019,194.50. The notes provide for adjustment in the event of a stock split.

The Company has equity incentive plans designed primarily to provide stock-based incentives to employees and consultants pursuant to which we have issued stock options to purchase shares of our common stock. In addition, we have issued to third party investors and others warrants to purchase shares of our common stock. As of February 23, 2017, we had issued and outstanding warrants to purchase up to 37,988,030 shares and had granted 33,230,000 options under our equity incentive plans. In the event of a Reverse Split, our board of directors has the discretion to determine the appropriate adjustment to awards granted under the equity incentive plans. Further, the terms of our outstanding warrants all provide for appropriate adjustments in the event of a stock split. Accordingly, if the Reverse Split is approved by our stockholders and our board of directors decides to implement the Reverse Split, as of the effective date the number of all outstanding warrants and option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans and warrants, will be proportionately adjusted using the Reverse Split ratio selected by our board of directors. Our board of directors has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

For example, if a 1-for-15 Reverse Split is effected, the aggregate number of shares of our common stock issuable under our outstanding warrants and stock options would be approximately 2,532,535 and 2,215,333, respectively, representing a 15-fold decrease in the number of shares issuable under those warrants and stock options. The terms of our outstanding warrants and stock options do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding warrant or stock option shall be rounded down as provided for under the specific terms of our equity incentive plans and warrants, or in the case of certain of our warrants, upon exercise of those warrants the Company will pay cash amounts for fractional shares that otherwise would be issued. Commensurately, the exercise price under each outstanding warrant and stock option would be increased by 15 times such that upon exercise, the aggregate exercise price payable by the warrant holder or optionee to the Company would remain the same. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the Reverse Split ratio. For example, in the event of a 1-for-15 Reverse Split, 6,300,825 shares that currently remain available for issuance under our equity incentive plans would be adjusted to equal approximately 420,055 shares, subject to future potential increases pursuant to the terms of those plans.

Accounting Matters

The Reverse Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Split the board of directors decides to implement, the stated capital component will be reduced to an amount between one-fifteenth (1/15) and one-twenty fifth (1/25) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods per share amounts will be restated to reflect the Reverse Split.

Material United States Federal Income Tax Consequences of the Reverse Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the Reverse Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company capital stock that is for United States Federal income tax purposes:

(i)	an individual citizen or resident of the United States;
(ii)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;
(iii)	an estate with income subject to United States Federal income tax regardless of its source; or
(iv)
a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds Company capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular Company stockholder or to Company stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities disregarded from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or Company stockholders holding their shares of Company capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, or persons who hold their Company capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to the Company, or to Company stockholders that own 5% or more of the Company’s capital stock, are affiliates of Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Company stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Split Generally

We believe that the Reverse Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Split shares is equal to the fair market value of the pre-Reverse Split shares surrendered in the Reverse Split:

●
A U.S. holder will not recognize any gain or loss as a result of the Reverse Split.
●
A U.S. holder’s aggregate tax basis in his, her, or its post-Reverse Split shares will be equal to the aggregate tax basis in the pre-Reverse Split shares exchanged therefor.
●
A U.S. holder’s holding period for the post-Reverse Split shares will include the period during which such stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.
●
For purposes of the above discussion of the basis and holding periods for shares of Company capital stock, and except as provided therein, holders who acquired different blocks of Company capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Company capital stock pursuant to the Reverse Split are subject to information reporting, and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 28%) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

PROPOSAL 2.

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED SHARES

Purpose and Effect of the Decrease in Authorized Shares

Our board of directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock, $.001 par value per share, from 600,000,000 shares to 50,000,000 shares and the decrease of authorized preferred stock from 100,000,000 to 5,000,000. As of March 7, 2017, 392,698,557 shares of our common stock were issued and outstanding.

The change in the authorized share number will occur concurrently with the Reverse Split. Although the number of authorized shares of common stock will be decreased from 600,000,000 to 50,000,000 the number of shares outstanding after the Reverse Split will decrease by a larger ratio than the reduction in the authorized shares of common stock. Accordingly, the change in the number of authorized shares will represent, on a percentage basis, an increase in the number of authorized shares compared to the number of shares outstanding after the Reverse Split.

As a Delaware corporation, we are required to pay Delaware franchise tax. Delaware franchise tax is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. The greater the difference between the number of shares outstanding and the number of shares authorized, the greater the tax liability. Our Certificate of Incorporation currently authorizes the issuance of up to 600,000,000 shares of our common stock and 100,000,000 shares of our preferred stock. The currently authorized 600,000,000 shares of our common stock and 100,000,000 shares of preferred stock greatly exceeds the 392,698,557 shares of common stock and 161,135 shares of Series A convertible preferred stock outstanding as of February 23, 2017. The Reverse Split without a reduction in the authorized shares will significantly increase our State of Delaware franchise tax liability and therefore we deem it advisable to decrease the number of authorized shares at the time the Reverse Split is effected.

We intend to file an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to decrease the number of authorized shares of our common stock and preferred stock at the same time as we effectuate the Reverse Split which is anticipated to be at such time as the board of directors determines is appropriate.

Our board of directors believes that it is prudent to decrease the authorized number of shares of our common stock from 600,000,000 shares to 50,000,000 shares and preferred stock authorized from 100,000,000 to 5,000,000 shares while maintaining an adequate reserve of authorized but unissued shares to save time and money in responding to future events requiring the issuance of additional shares of our common stock, such as acquisitions or equity offerings. All authorized but unissued shares of our common stock and preferred stock will be available for issuance from time to time for any proper purpose approved by our board of directors (including issuance in connection with stock-based employee benefit plans, future stock splits by means of a dividend and issuances to raise capital or effect acquisitions). Other than issuing sufficient shares to cover future equity grants under our 2012 Stock Option Plan, and under outstanding options, warrants, preferred stock and convertible notes, there are currently no arrangements, agreements or understandings for the issuance of the additional shares of common stock authorized.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2012 STOCK OPTION PLAN

On February 23, 2017, our board of directors adopted, subject to stockholder approval, the amendments to the Plan to increase the number of shares of common stock available for grant and to expand the types of awards available for grant under the Plan.

The principal provisions of the Plan, as amended and restated, are summarized below, a copy of which is attached hereto as Exhibit B. The following discussion is qualified in its entirety by reference to the Plan.

Proposal to Amend and Restate the 2012 Stock Option Plan

The board of directors believes that the Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe that the Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 215 individuals that would be eligible to participate in the Plan, of which 5 are directors or executive officers, 10 are consultants and 200 are employees.

We currently intend to issue the awards under the Plan. As of the date of this filing, the Company’s board of directors anticipates the issuance of approximately 5,000,000 stock grants in the form of Restricted Stock Units, to be made within 20 days of this filing to be awarded to David Briskie, the Company’s President and Chief Financial Officer. In addition the Company plans to issue 5,000,000 stock grants in the form of Restricted Stock Units to its eligible employees and consultants. A date of declaration for the fair value of these rewards has not been determined.

Administration

The Plan generally is administered by our Compensation Committee which has been appointed by the board of directors to administer the Plan. Subject to any approval required by the board of directors as specified in the Compensation Committee Charter (the “Charter”) established by the board of directors for the Compensation Committee, the Compensation Committee will have full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan.

Limitation on Awards and Shares Available

We have received the approval of our stockholders to allow us to grant up to increase the number of shares of our common stock that may be delivered pursuant to awards granted during the life of the Plan from 40,000,000 to 80,000,000, pre-Reverse Split.

Eligibility

Persons eligible to participate in the Plan include all of our employees, directors and consultants.

Awards

The Plan currently provides only for the grant of options; however the Plan Amendments included in the amended and restated Plan will allow for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; and (v) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option is exercisable later than ten years after the date it is granted.

The Compensation Committee is authorized to grant awards under the Plan intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to any approval required by the board of directors as specified in the Charter established by the board of directors for the Compensation Committee.

Stock Options.  The Compensation Committee may grant incentive stock options as defined in Section 422 of the Code and nonqualified stock options, subject to any approval required by the board of directors as specified in the Charter established by the board of directors for the Compensation Committee. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to us.

Stock Appreciation Rights.  The Compensation Committee may grant stock appreciation rights with such terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement, subject to any approval required by the board of directors as specified in the Charter established by the board of directors for the Compensation Committee. The grant price of a stock appreciation right shall be determined by the Compensation Committee and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Compensation Committee and as set forth in the stock appreciation right award agreement.

Restricted Stock.  Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement, subject to any approval required by the board of directors as specified in the Charter established by the board of directors for the Compensation Committee. The Compensation Committee may impose performance goals for restricted stock. The Compensation Committee may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards.  The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine, subject to any approval required by the board of directors as specified in the Charter established by the board of directors for the Compensation Committee. Such awards may be based upon attainment of performance goals established by the Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our board of directors may amend the Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of any market or stock exchange on which the common stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to increase the number of shares available for issuance under the Plan.

Our board of directors may terminate the Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on May 16, 2022.

Miscellaneous

The Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon our sale, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the Plan Amendments.

Proposed Future Issuance Equity Compensation

As of the date of this filing, the Company’s board of directors anticipates the issuance of approximately 5,000,000 stock grants in the form of Restricted Stock Units, to be made within 20 days of this filing to be awarded to David Briskie, the Company’s President and Chief Financial Officer. In addition the Company plans to issue 5,000,000 stock grants in the form of Restricted Stock Units to its eligible employees and consultants. A date of declaration for the fair value of these rewards has not been determined.

Existing Plan Benefits

The following table sets forth information with respect to options and other awards previously granted under the Plan.

2012 Stock Option Plan
Name and position	Number of Options Granted Under the Plan
Stephan Wallach, Chief Executive Officer	2,500,000
David Briskie, President and Chief Financial Officer	13,000,000
Michelle Wallach, Chief Operating Officer	2,500,000
All Current Executive Officers as a Group	18,000,000
Richard Renton, Director (1)	250,000
William Thompson, Director	250,000
All Current Non-Executive Directors as a Group	500,000

(1)  Mr. Renton is also a distributor of the Company and has earned options through his distributor rank, which is not included above.

Equity Compensation Plan Information

The 2012 Stock Option Plan, or the Plan, is our only active equity incentive plan pursuant to which options to acquire common stock have been granted and are currently outstanding.

As of December 31, 2016, the number of stock options and restricted common stock outstanding under our equity compensation plans, the weighted average exercise price of outstanding options and restricted common stock and the number of securities remaining available for issuance were as follows:

Plan category	Number of securities issued under equity compensation plan	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	-	$-	-
Equity compensation plans not approved by security holders	33,230,000	$0.24	6,300,825

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant.  There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.  If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Vote Required

The board of directors of the Company has adopted, ratified and approved the proposal to authorize the Plan Amendments and stockholders of the Company holding in excess of a majority of the voting power on the record date have approved the Plan Amendments.

Executive Compensation

The following table sets forth a summary of cash and non-cash compensation awarded, earned or paid for services rendered to us during the years ended December 31, 2016 and 2015 by our “named executive officers,” consisting of (i) each individual serving as principal executive officer during the year ended December 31, 2016, and (ii) our Chief Financial Officer/Chief Operating Officer, our other executive officer.

	Year	Salary ($)	Bonus ($)	Options Awarded (2) ($)	Total ($)

Stephan Wallach (1)	2016	282,500	179,730	-	462,230
Chief Executive Officer	2015	271,519	89,000	-	360,519

David Briskie (1) (2)	2016	282,500	179,730	748,500	1,210,730
President and Chief Financial Officer	2015	271,519	89,000	-	360,519

Michelle Wallach (1)	2016	192,660	179,730	-	372,390
Chief Operating Officer	2015	200,070	57,500	-	257,570

(1)
Mr. Stephan Wallach, Mr. David Briskie, and Ms. Michelle Wallach have direct and or indirect (beneficially) distributor positions in our Company that pay income based on the performance of those distributor positions in addition to their base salaries, and the people and or companies supporting those positions based upon the contractual agreements that each and every distributor enter into upon engaging in the network marketing business. The contractual terms of these positions are the same as those of all the other individuals that become distributors in our Company. There are no special circumstances for these officers/directors. Mr. Stephan Wallach and Ms. Michelle Wallach received or beneficially received $357,002 and $312,410 in 2016 and 2015, respectively related to their distributor positions, which are not included above. Mr. Briskie beneficially received $23,010 and $28,010 in 2016 and 2015, respectively, related to his spouse’s distributor position, which is not included above.

(2)
We use a Black-Scholes option-pricing model (Black-Scholes model) to estimate the fair value of the stock option grant. The amounts do not represent the actual amounts paid to or released by any of the Named Executive Officers during the respective periods.

Outstanding Equity Awards at Fiscal Year-End

The table below reflects all outstanding equity awards made to each of the named executive officers that are outstanding as of December 31, 2016.  We currently grant stock-based awards pursuant to our 2012 Plan.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Stephan Wallach	5/31/2012	2,500,000	-	$0.22	5/31/2022
David Briskie	5/31/2012	5,000,000	-	$0.22	5/31/2022
	10/31/2013	600,000	400,000	$0.18	10/31/2023
	10/30/2014	800,000	1,200,000	$0.19	10/30/2024
	12/27/2016	-	5,000,000	$ 0.27	12/27/2026
Michelle Wallach	5/31/2012	2,500,000	-	$ 0.22	5/31/2022

The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is calculated based on the historical volatility of the Company’s stock. The risk free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant.

Employment Agreements

In July 2011, we entered into an employment agreement with Mr. Briskie, our President and Chief Financial Officer, which expired on June 30, 2012 with an option to extend.  Mr. Briskie currently works as an at-will employee.

Code Section 162(m) Provisions

Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four most highly compensated officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limit if they satisfy various requirements under Section 162(m). Although we consider the impact of this rule when developing and implementing our executive compensation programs, we believe it is important to preserve flexibility in designing compensation programs. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Code. While our stock options are intended to qualify as “performance-based compensation” (as defined by the Code), amounts paid under our other compensation programs may not qualify as such.

2016 Director Compensation

The following table sets forth information for the fiscal year ended December 31, 2016 regarding the compensation of our directors who at December 31, 2016 were not also named executive officers.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Other Compensation ($)	Total ($)
Richard Renton	-	1,331	$0.24	1,331
William Thompson	-	1,331	$0.24	1,331

(1)
The amounts in the “Option Awards” column reflect the dollar amounts recognized as compensation expense for the financial statement reporting purposes for stock options for the fiscal year ended December 31, 2016 in accordance with FASB ASC Topic 718. The fair value of the options was determined using the Black-Scholes model.

As of December 31, 2016 the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Option Awards
Richard Renton	250,000
William Thompson	250,000

We have granted to non-employee members of the Board of Directors upon appointment, stock options to purchase shares of our common stock at an exercise price equal to the fair market value of the common stock on the date of grant, and additional stock options each year thereafter for their service. We also reimburse the non-employee directors for travel and other out-of-pocket expenses incurred in attending board of director and committee meetings.

BOARD OF DIRECTORS’ RECOMMENDATION AND STOCKHOLDER APPROVAL

On February 23, 2017, our board of directors voted to authorize and seek approval of our stockholders of an amendment to (X) our Certificate of Incorporation to effect: (i) a Reverse Split of the Company’s common stock at a ratio to be determined in the discretion of our board of directors within a range of one share of common stock for every fifteen(15) to twenty-five (25) shares of common stock; and (ii) a decrease the number of shares of common stock authorized from (a) 600,000,000 shares to 50,000,000 shares of common stock and (b) a decrease in the number of shares of preferred stock authorized from 100,000,000 to 5,000,000 concurrently with the Reverse Split and (Y) approval of the Plan Amendments. In the absence of a meeting, the affirmative consent of holders of a majority of the vote represented by our outstanding shares of stock was required to approve the Reverse Split and Decrease. Because holders of approximately 71.9% of our voting power signed a written consent in favor of the amendment to the Certificate of Incorporation, we are authorized to amend the Certificate of Incorporation to effect: (i) a reverse split of the Company’s common stock at a ratio to be determined in the discretion of our board of directors within a range of one share of common stock for every fifteen (15) to twenty-five (25) shares of common stock; and (ii) a decrease the number of shares of common stock authorized from (a) 600,000,000 shares to 50,000,000 shares and (b) decrease of preferred stock authorized from 100,000,000 to 5,000,000 concurrently with the Reverse Split and to issue awards under the Plan.  The Reverse Split and Decrease will be effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to the stockholders.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.

Until the stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder’s shares of pre-reverse stock split common stock to the transfer agent and receives in return a new certificate representing shares of post-reverse stock split common stock, such stockholder’s pre-reverse stock split common stock shall be deemed equal to the number of whole shares of post-reverse stock split shares of common stock to which such stockholder is entitled as a result of the Reverse Split.

QUESTIONS AND ANSWERS REGARDING THE PROPOSED REVERSE SPLIT, DECREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE PLAN

Q.     WHY IS APPROVAL SOUGHT FOR THE PROPOSED REVERSE STOCK SPLIT?

A.     The board of directors seeks approval of the Reverse Split.  It is the expectation of the board of directors that the Reverse Split would increase the market price of the resulting common stock and thus maintain a higher level of market interest in the shares, including shares issued pursuant to the Reverse Split, aid the Company in meeting the initial listing requirements of the NASDAQ Capital Markets, provide additional flexibility to management with regard to the issuance of shares and maintaining the proper market capitalization of the Company.   The board of directors believes that the Reverse Split will enhance the Company’s flexibility with regard to the ability to issue common stock for fulfillment of its current obligations as well as for proper corporate purposes that may be identified from time to time, such as financing, acquisitions, compensation of employees, the establishment of strategic business relationships with other companies or the expansion of the Company’s business or product lines through the acquisition of other businesses or products.

Q.     HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO CONDUCT THE PROPOSED REVERSE SPLIT?

A.    All members of the board of directors have approved the proposal to authorize the board of directors to effectuate the Reverse Split of the common stock as it is in the best interests of the Company and the best interests of the current stockholders of the Company.

Q.     WHY HAS THE PROPOSAL BEEN MADE TO DECREASE THE NUMBER OF SHARES OF COMMON STOCK?

A.    Our board of directors believes that it is prudent to decrease the amount of our authorized common stock and preferred stock in order to reduce our potential Delaware franchise tax liability after effecting the Reverse Split while maintaining an adequate reserve of authorized but unissued shares to reduce our franchise tax payments. Accordingly, our board of directors believes that it is in our best interests to authorize it to effectuate the decrease in the number of authorized shares of common stock as proposed.

Q.     HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO DECREASE THE NUMBER SHARES OF COMMON STOCK?

A.   All members of the board of directors have approved the proposal to authorize the board of directors to effectuate the decrease in the number of shares of common stock as in the best interests of the Company and the best interests of the current stockholders of the Company.

Q.   WILL THE CHANGES TO THE CERTIFICATE OF INCORPORATION RESULT IN ANY TAX LIABILITY TO ME?

A.   The proposed Reverse Split and Decrease are intended to be tax free for federal income tax purposes.

Q.   WHY HAS THE PROPOSAL BEEN MADE TO AMEND THE 2012 STOCK OPTION PLAN?

A.  Our board of directors believes that the authorized shares of common stock remaining available for issuance under the Company’s 2012 Stock Option Plan are not sufficient to allow us to compensate officer, directors, employees and consultants and take advantage of future business opportunities. In addition, our current plan does not allow for awards other than options. Accordingly, our board of directors believes that it is in our best interests to amend the Plan to increase the number of shares of common stock available for grant and to expand the types of awards available for grant to allow the Company more flexibility in determining the nature and types of awards which may be granted.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO THE AMENDMENT TO THE 2012 STOCK OPTION PLAN?

A. All members of the board of directors have approved the Plan Amendments as in our best interests and the best interests of our current stockholders.

Q.  WHAT VOTE OF THE STOCKHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A.  To approve the proposals the affirmative vote of a majority of the potential votes cast as stockholders is required.  Consents in favor of the proposals have already been received from stockholders holding a majority of the voting power of the Company.

Q.  WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A.  The Company will pay for the delivery of this Information Statement.

Q.  WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A:  David Briskie, President and Chief Financial Officer of the Company, 2400 Boswell Road, Chula Vista, California 91914, (619) 934-3980.

VOTE REQUIRED FOR APPROVAL

Section 242 of the DGCL provides an outline of the scope of the amendments of the Certificate of Incorporation allowed a Delaware corporation. This includes the amendments discussed herein.  The procedure and requirements to effect an amendment to the Certificate of Incorporation of a Delaware corporation are set forth in Section 242.  Section 242 provides that proposed amendments must first be adopted by the board of directors and then submitted to stockholders for their consideration and must be approved by a majority of the outstanding voting securities.

The board of directors of the Company has adopted, ratified and approved the Reverse Split, the Decrease and the Plan Amendments and submitted the proposed changes to the stockholders for their approval.  The securities that are entitled to vote to amend the Company’s Certificate of Incorporation and approve the Plan Amendments consist of issued and outstanding shares of the Company’s $.001 par value common voting stock outstanding on February 23, 2017, the record date for determining stockholders who are entitled to notice of and to vote on the proposed amendment to the Company’s Certificate of Incorporation.

DISSENTER'S RIGHTS OF APPRAISAL

The DGCL does not provide for dissenter's rights in connection with the proposed amendments of the Certificate of Incorporation or approval of Plan Amendments

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The board of directors fixed the close of business on February 23, 2017 as the record date for the determination of the common stockholders entitled to notice of the action by written consent.

At the record date, the Company had: (i) 600,000,000 shares of common stock authorized with a stated par value of $.001, of which 392,698,557 shares of $.001 par value common stock were issued and outstanding; and (ii) 100,000,000 shares of preferred stock authorized with a stated par value of $.001, and 161,135 shares of Series A convertible preferred stock were issued and outstanding. Immediately after the Decrease there will be 50,000,000 shares of common stock authorized and 5,000,000 shares of preferred stock authorized and after taking into account the Reverse Split and reserves needed for convertible securities there will be between 16,356,878 and 29,814,127, post Reverse Split (1:15 to 1:25 ratio), respectively, shares of common stock available for issue. The holders of shares of common stock are entitled to one vote per share on matter to be voted upon by stockholders.   The holders of shares of Series A convertible preferred stock are not entitled to vote and each share of Series A convertible preferred stock converts into two shares of common stock.   The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the board of directors in its discretion, out of funds legally available therefore, but only if dividends on preferred stock have been paid in accordance with the terms of the outstanding preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the board of directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the DGCL and will be determined by the board of directors. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Stockholders and the holders of a controlling interest equaling approximately 71.9% of the voting power of the Company, as of the record date, have consented to the proposed amendments to the Certificate of Incorporation. The stockholders have consented to the action required to adopt the amendment of the Company's Certificate of Incorporation to authorize the Reverse Split and the Decrease and the Plan.  This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our common stock as of March 7, 2017, (the “Evaluation Date”) by: (i) each of our current directors, (ii) each of our named executive officers, and (iii) all such directors and executive officers as a group. We know of no other person or group of affiliated persons who beneficially own more than five percent of our common stock. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 392,698,557 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable within 60 days of the Evaluation Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Ownership
Executive Officers & Directors (1)
Stephan Wallach, Chairman and Chief Executive Officer	282,556,250	(2)	71.5%
David Briskie, President, Chief Financial Officer and Director	16,809,155	(3)	4.2%
Michelle Wallach, Chief Operating Officer and Director	282,500,000	(2)	71.5%
Richard Renton, Director	433,100	(4)	*
William Thompson, Director	100,000	(5)	*
All Executive Officers & Directors, as a group (5 persons)	302,398,505		77.0%

Stockholders owning 5% or more
Carl Grover	44,866,202	(6)	9.99%

*less than 1%

(1)	Unless otherwise set forth below, the mailing address of Executive Officers, Directors and 5% or greater holders is c/o the Company, 2400 Boswell Road, Chula Vista, California 91914.
(2)
Mr. Stephan Wallach, our Chief Executive Officer, owns 280,000,000 shares of common stock through joint ownership with his wife, Michelle Wallach, with whom he shares voting and dispositive control. Mr. Wallach also owns 56,250 shares and options to purchase 2,500,000 shares of common stock which are exercisable within 60 days of the Evaluation Date and are included in the number of shares beneficially owned by him and Ms. Wallach also owns options to purchase 2,500,000 shares of common stock which are exercisable within 60 days of the Evaluation Date and are included in the number of shares beneficially owned by her.

(3)
Mr. David Briskie, our President and Chief Financial Officer, owns 3,408,588 shares of common stock, and beneficially owns 2,000,567 shares of common stock owned by Brisk Investments, LP, 5,000,000 shares of common stock owned by Brisk Management, LLC.  Mr. Briskie also owns options to purchase 6,400,000 shares of common stocks that are exercisable within 60 days of the Evaluation Date and are included in the number of shares beneficially owned by him.

(4)
Mr. Renton is a director of the Company, owns 33,350 shares of common stock and 187,500 shares of common stock through joint ownership with his wife, Roxanna Renton, with whom he shares voting and dispositive control.  Mr. Renton also owns 149,750 options to purchase common stock which are exercisable within 60 days of the Evaluation Date, 62,500 shares purchasable upon the excise of outstanding warrants and are included in the number of shares beneficially owned by him.

(5)
Mr. Thompson is a director of the Company, owns 100,000 options to purchase common stock which are exercisable within 60 days of the Evaluation Date and are included in the number of shares beneficially owned by him.

(6)
Mr. Grover is the sole beneficial owner of 44,866,202 shares of common stock. Mr. Grover owns a September 2014 Note in the principal amount of $4,000,000 convertible into 11,428,571 shares of Common Stock and a September 2014 Warrant exercisable for 15,652,174 shares of Common Stock. Mr. Grover also owns a November 2015 Note in the principal amount of $7,000,000 convertible into 20,000,000 shares of Common Stock and a November 2015 Warrant exercisable for 9,333,333 shares of Common Stock. He also owns 5,151,240 shares of common stock. Mr. Grover has a contractual agreement with us that limits his exercise of warrants and conversion of notes such that his beneficial ownership of our equity securities to no more than 9.99% of the voting power of the Company at any one time and therefore his beneficial ownership does not include the shares of Common Stock issuable upon conversion of notes or exercise or warrants owned by Mr. Grover if such conversion or exercise would cause his beneficial ownership to exceed 9.99% of our outstanding shares of Common Stock. Mr. Grover’s address is 1010 S. Ocean Blvd., Apt 1017, Pompano Beach, FL 33062.

The applicable percentage of ownership for each beneficial owner is based on 392,698,557 shares of common stock outstanding as of March 7, 2017. In calculating the number of Shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock issuable upon the exercise of options or warrants, or the conversion of other securities held by that stockholder, that are exercisable within 60 days, are deemed outstanding for that holder; however, such shares are not deemed outstanding for computing the percentage ownership of any other stockholder.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Decrease and Reverse Split or in any action covered by the related resolutions adopted by the board of directors, which is not shared by all other stockholders.

Delaware Anti-Takeover Provisions

The anti-takeover provisions of Section 203 of the Delaware General Corporation Law apply to us.  Section 203 of the Delaware law prohibits us from engaging in any business combination with any interested stockholder (any stockholder who owns or owned more than 15% of any stock or any entity related to a 15% stockholder) for a period of three years following the time that such stockholder became an interested stockholder, unless:

(1) Prior to such time our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(2) Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(3) At or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

As we obtained the requisite stockholder vote for the amendment to the Plan described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

Dated: March 9, 2017
By Order of the Board of Directors

/s/ Stephan Wallach
Stephan Wallach
Chairman and Chief Executive Officer

STATEMENT OF ACTION BY
WRITTEN CONSENT OF THE
MAJORITY OF THE STOCKHOLDERS OF
YOUNGEVITY INTERNATIONAL, INC.

The undersigned, being a majority of the stockholders of Youngevity International, Inc., a Delaware corporation (the “Corporation”), and acting hereunder without the convening of a formal meeting pursuant to Section 228 of the Delaware General Corporation Law, do hereby consent in writing to and adopt the following resolutions:

RESOLVED, that that the Corporation, acting through its Board of Directors, be, and hereby is, authorized and empowered at its discretion to file an amendment to the Corporation’s Certificate of Incorporation to either: (i) decrease the amount of authorized shares of common stock of the Corporation from 600,000,000 to 50,000,000 and decrease the amount of authorized shares of preferred stock from 100,000,000 to 5,000,000 (the “Decrease”) and (ii) effect a reverse stock split of the Corporation’s common stock from between 1-for-15 and up to 1-for-25 (the “Reverse Stock Split”); and

FURTHER RESOLVED, that the effective date of any Decrease or Reverse Stock Split shall be the date of filing of the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, or such later date as set forth in the Certificate of Amendment to the Certificate of Incorporation attached hereto as Exhibit A; and

FURTHER RESOLVED, that no fractional shares of new common stock resulting from any Reverse Stock Split shall be issued and the Corporation, in lieu thereof, shall pay to each holder otherwise entitled to receive any fractional shares an amount equal to the fair value thereof, as determined in good faith by the Board of Directors; and

FURTHER RESOLVED, that the Amendment to the 2012 Stock Option Plan (the “Plan”) in the form attached hereto as Exhibit B be, and hereby is, approved.

This Consent is signed as of the 23rd day of February 2017 and may be executed in counterparts, each of which shall be deemed am original and all of which shall be deemed to be one and the same instrument.

Stephan Wallach

Michelle Wallach

Exhibit A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

YOUNGEVITY INTERNATIONAL, INC.

YOUNGEVITY INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

FIRST: That ARTICLE FOURTH shall be amended by replacing ARTICLE FOURTH in its entirety as follows:

  FOURTH: The total number of shares of stock which the corporation shall have authority to issue is FIFITY MILLION (50,000,000) shares of common stock, par value $.001 per share (the “Common Stock”) and FIVE MILLION (5,000,000) shares of preferred stock, par value $.001 per share (the “Preferred Stock”), of which 161,135 shall be designated as series A convertible preferred stock, par value $.001 per shares (“Series A Convertible Preferred”).

The Preferred Stock of the corporation shall be issued by the board of directors of the corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the board of directors of the corporation may determine, from time to time.

The holders of the common stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings).  There shall be no cumulative voting.

Shares of Common Stock and Preferred Stock may be issued from time to time as the board of directors shall determine and on such terms and for such consideration as shall be fixed by the board of directors.”

“Upon this Certificate of Amendment to the Certificate of Incorporation, as amended, becoming effective pursuant to the DGCL (the Effective Time”), every [fifteen (15) to twenty-five (25), as determined by the board of directors] shares of common stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (the "Old Common Stock") shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined and changed into one fully paid and nonassessable share of new common stock (the "New Common Stock"). From and after the Effective Time, certificates representing any shares of Old Common Stock shall represent the number of whole shares of New Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment. There shall be no fractional shares issued. A holder of record of common stock on the Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive an amount equal to the fair value thereof, as determined in good faith by the Board of Directors.”

                  SECOND: That the foregoing amendment was duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Stephan Wallach, its Chief Executive Officer, as of the ___ day of _______ 2017.

/s/ Stephan Wallach
Stephan Wallach
Chief Executive Officer

A-1

Exhibit B

YOUNGEVITY INTERNATIONAL, INC.

AMENDED AND RESTATED 2012 STOCK OPTION PLAN

1.	Establishment and Purpose.

The purpose of the Youngevity International, Inc. 2012 Stock Option Plan (the “Plan”) is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c) and 4(d), neither the Board of Directors, the Committee nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of our stockholders.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

Notwithstanding anything to the contrary set forth hereinabove, the full extent of the rights and powers of the Committee shall be exclusively determined by the Charter established by the Board of Directors for the Committee. As such, to the extent the Charter may require the Committee to seek the approval of the Board of Directors related to any Awards granted hereunder, the Committee shall seek such Board of Directors approval as a condition for any actions to be taken by it.

3.	Definitions.

(a)
“Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b)
“Annual Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period of one year or less.

(c)
“Award” shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d)
“Board of Directors” shall mean the Board of Directors of the Company.

(e)
“Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries, or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(f)
A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)   any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)  there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g)
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h)
“Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i)
“Company” shall mean Youngevity International, Inc., a Delaware corporation, and, where appropriate, each of its Subsidiaries.

(j)
“Company Stock” shall mean the common stock of the Company, par value $0.001 per share.

(k)
“Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l)
“Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)
The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange and if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o)
“Full Value Award” means any Award, other than an Option or a Stock Appreciation Right, which Award is settled in Stock.

(p)
“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(q)
“Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(r)
“Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(s)
“Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(t)
“Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(u)
“Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(v)
“Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(w)
“Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(x)
“Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(y)
“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z)
“Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(aa)
“Retirement” shall mean, in the case of employees, the termination of employment with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company, or (ii) age 60 with five years of service with the Company. “Retirement” shall mean, in the case of directors, the termination of service with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company.

(bb)
“Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(cc)
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd)
“Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(ee)
“Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ff)
“Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4.            Stock Subject to the Plan.

(a)           Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Eighty Million 80,000,000 shares. Notwithstanding the foregoing, of the Eighty Million 80,000,000 shares reserved for issuance under this Plan, no more than Twenty Million 20,000,000 of such shares shall be issued as Full Value Awards. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)           Individual Limitation. To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards awarded to any one Participant during any tax year of the Company, shall not exceed Five Million 5,000,000 shares (subject to adjustment as provided herein).

(c)           Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d)           Reuse of Shares. Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.            Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company and its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6.            Awards Under the Plan.

(a)         Agreement.  The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b)           Stock Options.

(i)           Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the share purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii)           Identification. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c)           Special Requirements for Incentive Stock Options.

(i)            To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)           No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)           Stock Appreciation Rights.

(i)           The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii)           The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii)           The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e)           Restricted Stock and Stock Bonus.

(i)           The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)           Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii)           The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv)          If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v)           The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(f)           Performance Awards.

(i)           The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such award.

(ii)           In the event that the Committee grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or a Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (but in no event after 25% of the period of service has elapsed); (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) business development progress, (2) sales, (3) sales growth, (4) earnings growth, (5) cash flow or cash position, (6) gross margins, (7) stock price, (8) financings (issuance of debt or equity), (9) market share, (10) total stockholder return, (11) net revenues, (12) earnings per share of Company Stock; (13) net income (before or after taxes), (14) return on assets, (15) return on sales, (16) return on assets, (17) equity or investment, (18) improvement of financial ratings, (19) achievement of balance sheet or income statement objectives, (20) total stockholder return, (21) earnings from continuing operations; levels of expense, cost or liability, (22) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”), (23) cost reduction goals, (24) business development goals (including without limitation product launches and other business development-related opportunities), (25) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (26) meeting specified market penetration or value added goals, (27) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, and (28) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (c) once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee, to the extent provided by the Committee at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

(g)          Other Stock- or Cash-Based Awards.

(i)           The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, including restricted stock units, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $3,000,000, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(h)          Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)           Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)           Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii)           Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of common stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)           An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

(v)           Unless the applicable Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i)           Payment of Award Price.

(i)           Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)           Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of common stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable agreement, and as permitted by the Committee, on a net-settlement basis with the Company withholding the amount of common stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7.           Termination of Employment.

(a)           Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b)           Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c)           Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant voluntarily Retires with the consent of the Company or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards (except, in the event a Participant voluntarily Retires, with respect to Awards (other than Options and Stock Appreciation Rights) intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code) granted to such Participant shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of six months from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d)           Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock and Stock Appreciation Rights granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e)           Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of three (3) months from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(f)           Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.            Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a)           With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)           With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)           For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity.

(d)           Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.            Miscellaneous.

(a)           Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b)           participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10.           No Special Employment Rights, No Right to Award.

(a)           Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)           No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.           Securities Matters.

(a)           The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)           The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.           Withholding Taxes.

(a)         Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b)          Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.           Non-Competition and Confidentiality.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.

14.           Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.           Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.           Transfers Upon Death; Nonassignability.

(a)           A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)           During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.           Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan shall be subject to the requisite approval of the stockholders of the Company at the Company’s next Annual Meeting of its stockholders. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.           Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.           Participant Rights.

(a)           No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b)           Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.           Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.           No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.           Interpretation. The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

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Approved and adopted by the Board of Directors this 23rd day of February 2017.